WEITZ SERIES FUND, INC.

Value Fund

Q U A R T E R L Y

R E P O R T

June 30, 2002

One Pacific Place, Suite 600
1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980
800-232-4161
402-391-2125 FAX

www.weitzfunds.com
NASDAQ symbol: WVALX

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended June 30, 2002, calculated in accordance with SEC standardized formulas.

Period Ended	Value of Initial $25,000 Investment	Value of Cumulative Capital Gain Distributions	Value of Cumulative Reinvested Dividends	Total Value of Shares	Annual Rate of Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5	†
Dec. 31, 1987	24,253	264	1,205	25,722	–0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	–5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	–9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Dec. 31, 2000	88,050	111,282	32,221	231,553	19.6
Dec. 31, 2001	85,725	112,599	33,781	232,105	0.2
June 30, 2002	74,000	99,395	29,415	202,810	–12.6	††

The Fund’s average annual total return for the one, five and ten year periods ending June 30, 2002, was –16.8%, 14.3% and 15.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $81,994, and the total amount of income distributions reinvested was $18,653. This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

†	Return is for the period 5/9/86 through 12/31/86
††	Return is for the period 1/01/02 through 6/30/02

WEITZ SERIES FUND, INC. — VALUE FUND
June 30, 2002 – Quarterly Report

     July 9, 2002

Dear Fellow Shareholder:

     After bucking the downtrend in the market for the past two years, we "participated" (all too fully) in the decline in the 2nd quarter of 2002. Our Fund was down –12.5% (after deducting expenses) vs.–13.4% for the S&P500. This brings our year-to-date total return to –12.6% vs.–13.2% for the S&P.

     The longer-term record may provide some perspective, if not comfort. This table compares our Fund to the S&P 500 (large companies), the Russell 2000 (smaller companies), the Nasdaq Composite (a good proxy for technology stocks), and our peer group of mutual funds (according to Lipper Analytical Services). (All numbers assume reinvestment of dividends and are calculated after deducting all expenses except the 10-year Nasdaq number for which reinvestment of dividend information was not available).

	1-Year	3-Years	5-Years	10-Years
Weitz Value Fund	–16.8%	2.8%	14.3%	15.9%
S&P 500	–18.0	–9.2	3.7	11.4
Russell 2000	–8.6	1.7	4.4	11.0
Nasdaq	–32.1	–18.1	0.6	10.0
Average Growth and Income Fund*	–14.5	–5.1	3.8	10.6

     *Source: Lipper Analytical Services

What's Going On? How Bad Will It Get?

     These are the questions that seem to be on shareholders’ minds these days. The bear market that started in early 2000 is getting ugly and affecting a broader range of businesses:

•	Companies that built too much production or network capacity with borrowed money are having trouble servicing their debt—and the companies that loaned them the capital are facing major losses;

•	Accounting fraud and management malfeasance have cost investors hundreds of billions—not to mention shaking their confidence in American business;

•	The economy—while never officially in recession—has many weak sectors, such as hotels, media and advertising, and some that are in full-scale depressions such as telecommunications and airlines;

•	Threats of additional terrorist attacks have added to general investor uneasiness and have caused weakness in stocks of various kinds of businesses;

•	Finally, some very good companies are being given lower valuations as investors realize that earnings levels and growth rates may have been legally inflated by pension gains that are unsustainable and failure to recognize the cost of issuing stock options as compensation.

     Investors are generally very resilient, but two years of declining stock prices and the constant barrage of bad news have finally shaken the faith of even the most courageous investors. The S&P 500 and Nasdaq Composite are down roughly 35% and 71%, respectively, from their 2000 highs. The gloom is so thick that you might expect that the selling is over-done. We think this is the case in some of the most depressed areas, such as telecom and cable television. On the other hand, many stocks are still expensive by historical standards based on relationships of prices to earnings, book values, dividends, free cash flow, etc.

     We are firm believers that individual stock prices eventually reflect the underlying business values of their respective companies, but it is impossible to predict how the revaluation process will unfold. We could have continued dramatic declines that set the stage for a strong recovery, as in 1974 and 1987. Or, we may see 5 or 10 years of a trading range that could be good for stock pickers but mediocre for average stock market returns. Our game plan is to try to buy good companies at attractive prices and to hold them until their value is discovered by others. In the meantime, we will probably have to endure continued volatility.

Our Portfolio

     Now, let’s get specific about our exposure to the controversial stocks of the day. All of our positions are listed by industry category later in this report, but when thinking about downside risk,  it is very important to look at each company separately. Our weakest links this year have obviously been the telecom and cable stocks, but within those industry groups, the vast majority of our asset exposure is in companies with strong balance sheets and no hints of management or accounting impropriety.

     The one glaring case of alleged fraud—Adelphia—cost us about 3% of our assets. We met with management several times and they looked us in the eye and apparently lied. It is embarrassing and maddening to have fallen for their lines, but there is virtually no downside exposure from here. (We are working with other shareholders to try to salvage some assets for equity holders, but it is premature to predict the outcome.)

     The other cable television providers, Comcast, AT&T (which is primarily a cable company and is to merge with Comcast later this year), Insight, and Charter make up about 8% of the portfolio and Liberty Media, which owns programming and other cable-related assets, accounts for over 6%. Investors are worried by superficial similarities with Adelphia and fears of liquidity issues for companies that have invested heavily in their early years to build cash flow generating businesses. Charter (2%), and to a lesser extent, Insight (1%) do have very leveraged balance sheets, but we feel very good about the economics of these businesses and think the stocks are very cheap.

     In the telecom arena, Qwest has cost us roughly 5% of assets. We originally bought Qwest because we believed that the U.S.West assets alone were worth well over $10 per share, and that their balance sheet and questions about previous accounting methods were distracting investors from the underlying business values. We still believe the basic premise, and are hopeful that new management will be able to refocus the company on the basic regional bell business and strengthen the balance sheet. If we are wrong, the additional downside risk at June 30 was about 2%.

     Other telecom stocks make up less than 10% of the portfolio. Roughly 8.5% of this 10% is invested in three stocks: TDS, Alltel, and Citizens Communications. All three are financially sound providers of rural telephone service. Their prices are depressed because of guilt by association and fears of increased competition, but they are well-financed, well-managed companies in the most stable, least competitive corners of the telecom industry.

     The other 74% of the Fund (excluding cable television, telecommunications and Liberty Media) is made up of less controversial (though less cheap) companies in a variety of industries, plus cash and reserves of 15%. Banks and other financial services, lodging, and other real estate stocks (which were all problem areas for us at one time or another in the past) have generally been doing well this year. Media, consumer, and other groups have been affected by the sluggish economy but we think their long-term prospects are very good. One of our companies, Berkshire Hathaway (5%), is especially well-positioned to take advantage of both a chaotic insurance market (less competition and dramatically higher rates) and a falling stock market (over $20,000 per share in cash and bonds available for Warren Buffett to redeploy if great bargains arise).

     I don’t know what is going to happen in the short run. We have been through these times before and the long-term results have been good (see table above). Nothing is certain in stock investing, but I believe in our investment process—99% of my family’s liquid assets are invested in our company’s portfolios (over 80% in the stock variety)—and I feel good about our chances of earning reasonable returns over the years. Stock investing is not as easy as it seemed in the ‘80’s and ‘90’s, but I think it is worth the effort for those who can live with some volatility.

Sincerely,

Wallace R. Weitz Portfolio Manager

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the Schedule of Investments in Securities included in this report for the percent of assets of the Fund invested in particular industries or sectors.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities
June 30, 2002
(Unaudited)

Shares or units		Cost	Value
	COMMON STOCKS — 85.0%
	Auto Services — 0.1%
281,700	Insurance Auto Auctions, Inc.*	$3,091,394	$5,493,150

	Banking — 13.9%
4,208,900	Golden State Bancorp, Inc.	74,323,004	152,572,625
2,011,800	Greenpoint Financial Corp.	43,297,523	98,779,380
3,976,995	U.S. Bancorp	66,886,444	92,862,833
4,873,903	Washington Mutual, Inc.	111,499,426	180,870,540

		296,006,397	525,085,378

	Cable Television — 8.1%
12,121,733	Adelphia Communications Corp. CL A*	160,534,423	1,939,477
6,416,000	AT&T Corp.	99,841,434	68,651,200
19,803,609	Charter Communications, Inc. CL A*†	171,191,542	80,798,725
4,404,500	Comcast Corp.- Special CL A*	131,058,072	105,003,280
4,280,575	Insight Communications Co.*†	73,581,624	50,211,145

		636,207,095	306,603,827

	Consumer Products and Services — 2.3%
4,875	Lady Baltimore Foods, Inc. CL A*	227,781	234,000
5,969,900	Six Flags, Inc.*†	101,553,664	86,265,055

		101,781,445	86,499,055

	Financial Services — 5.4%
817	Berkshire Hathaway, Inc. CL A*	39,448,343	54,575,600
66,917	Berkshire Hathaway, Inc. CL B*	129,904,211	149,492,578
3,126,000	Imperial Credit Industries, Inc.*†	1,563,000	81,276

		170,915,554	204,149,454

	Information and Data Processing — 0.0%
134,135	Intelligent Systems Corp.*	283,821	382,285

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	Lodging and Gaming — 9.2%
1,292,100	Extended Stay America, Inc.*	$13,470,384	$20,957,862
9,340,200	Hilton Hotels Corp.	88,299,533	129,828,780
19,350,500	Park Place Entertainment Corp.*†	184,286,903	198,342,625

		286,056,820	349,129,267

	Media and Entertainment — 9.8%
183,118	Gabelli Global Multimedia Trust, Inc.*	1,775,506	1,281,826
25,681,100	Liberty Media Corp.- A*	310,140,670	256,811,000
526,700	Valassis Communications, Inc.*	7,401,172	19,224,550
172,000	Washington Post Co. CL B	87,548,000	93,740,000

		406,865,348	371,057,376

	Mortgage Banking — 3.2%
2,476,800	Countrywide Credit Industries, Inc.	69,214,309	119,505,600

	Printing Services — 0.6%
4,518,600	Mail-Well, Inc.*†	43,862,020	23,496,720

	Real Estate and Construction — 2.8%
3,793,000	Catellus Development Corp.*	49,420,360	77,453,060
818,400	Forest City Enterprises, Inc. CL A	11,075,278	28,439,400

		60,495,638	105,892,460

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	Real Estate Investment Trusts — 13.7%
3,070,605	Archstone-Smith Trust	$71,502,805	$81,985,154
284,700	Avalonbay Communities, Inc.	13,086,298	13,295,490
1,300,000	Capital Automotive REIT	18,197,999	31,018,000
516,800	Hanover Capital Mortgage Holdings, Inc.†	4,610,360	4,227,424
15,371,600	Host Marriott Corp.†	131,980,001	173,699,080
62,805	Medical Office Properties, Inc. Units**#	6,264,799	3,140,250
1,337,980	Newcastle Investment Holdings, Inc.†#	23,904,479	22,745,660
2,092,600	NovaStar Financial, Inc.†	14,434,965	74,810,450
1,558,217	Redwood Trust, Inc.†	34,754,430	49,083,835
1,407,000	Vornado Realty Trust	55,280,043	65,003,400

		374,016,179	519,008,743

	Retail — 3.1%
187,300	Big Lots, Inc.	2,144,354	3,686,064
3,943,900	Safeway, Inc.*	147,460,934	115,122,441

		149,605,288	118,808,505

	Telecommunications — 11.4%
2,110,000	Alltel Corp.	113,813,131	99,170,000
2,560,884	AT&T Wireless Services, Inc.*	39,949,890	14,981,171
929,000	Centennial Communications Corp.*	3,721,762	2,266,760
15,186,000	Citizens Communications Co.*†	174,044,366	126,954,960
456,600	Corecomm, Ltd.*	105,018	18,264
26,968,700	Qwest Communications International, Inc.*	328,500,017	75,512,360
1,638,000	Sprint Corp.	31,122,000	17,379,180
1,532,400	Telephone and Data Systems, Inc.	79,665,657	92,786,820
38,100	United States Cellular Corp.*	1,794,528	969,645

		772,716,369	430,039,160

	Utilities — 1.4%
3,419,200	Westar Energy, Inc.	75,795,304	52,484,720

	Total Common Stocks	3,446,912,981	3,217,635,700

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares or units		Cost	Value
	NON-CONVERTIBLE PREFERRED STOCKS — 0.0%
15,000	Crown American Realty Trust 11.0% Pfd. Series A	$651,000	$835,500
30,000	Prime Retail, Inc. 10.5% Pfd. Series A*	645,000	130,500
34,000	RB Asset, Inc. 15.0% Pfd. Series A*	845,750	680,000

	Total Non-Convertible Preferred Stocks	2,141,750	1,646,000

Face amount
	CORPORATE BONDS — 0.2%
$ 750,000	Local Financial Corp. 11.0% 9/08/04	750,000	798,750
5,000,000	Telephone and Data Systems, Inc. 9.25% 2/10/25	5,239,520	5,338,080

	Total Corporate Bonds	5,989,520	6,136,830

	U.S. GOVERNMENT AND AGENCY SECURITIES – 3.0%
100,000,000	Federal Home Loan Bank 4.125% 11/15/04	99,519,522	101,617,200
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	3,211,212
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,593	1,083,343
6,000,000	Fannie Mae 6.56% 11/26/07	6,000,000	6,115,584

	Total U.S. Government and Agency Securities	109,520,115	112,027,339

	SHORT-TERM SECURITIES — 11.7%
50,586,138	Milestone Treasury Obligations Portfolio	50,586,138	50,586,138
55,855,781	Wells Fargo Government Money Market Fund	55,855,781	55,855,781
50,000,000	Fannie Mae Discount Note 7/17/02	49,960,667	49,962,200
288,000,000	U.S. Treasury Bills due 7/05/02 to 9/05/02	287,686,719	287,703,624

	Total Short-Term Securities	444,089,305	444,107,743

	Total Investments in Securities	$4,008,653,671	3,781,553,612

	Other Assets Less Liabilities — 0.1%		3,726,227

	Total Net Assets — 100%		$3,785,279,839

	Net Asset Value Per Share		$29.60

*	Non-income producing
†	Non-controlled affiliate
#	Restricted and/or illiquid security
**	Each unit, which is restricted as to sale, consists of five shares of common stock.

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Board of Directors
   Lorraine Chang
   John W. Hancock
   Richard D. Holland
   Thomas R. Pansing, Jr.
   Delmer L. Toebben
   Wallace R. Weitz

Officers
   Wallace R. Weitz, President
   Mary K. Beerling, Vice-President & Secretary
   Linda L. Lawson, Vice-President
   Richard F. Lawson, Vice-President

Investment Adviser
   Wallace R. Weitz & Company

Distributor
   Weitz Securities, Inc.

Custodian
   Wells Fargo Bank Minnesota,
   National Association

Transfer Agent and Dividend Paying Agent
   Wallace R. Weitz & Company

Sub-Transfer Agent
   National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc.— Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

7/26/02